Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                    PURCHASER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 1, 2006

                            Fixed Rate Mortgage Loans

                                Series 2006-LDP7

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as paying agent (the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off
Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $1,510,555.78, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in July 2006, for those Mortgage Loans that do not have their first Monthly Payment due until August 2006. The Depositor will sell the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 23, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 23, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $
(which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 23, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced A2 Note or any Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on
Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6.  Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a) (3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f) (2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a) (3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f) (2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593 with a copy to Bianca Russo, fax number
(212) 834 6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593, with a copy to Bianca Russo, fax number: (212) 834 6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                J.P. MORGAN CHASE COMMERCIAL
                                                  MORTGAGE SECURITIES CORP.,  as
                                                  Purchaser

                                                By: /s/ Charles Y. Lee
                                                   ---------------------------
                                                   Name: Charles Y. Lee
                                                   Title: Vice President

                                                JPMORGAN CHASE BANK, NATIONAL
                                                  ASSOCIATION, as Seller

                                                By: /s/ Charles Y. Lee
                                                   ---------------------------
                                                   Name: Charles Y. Lee
                                                   Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


   Loan #     Mortgagor Name                                             Property Address
------------------------------------------------------------------------------------------------------------------------------------
     1        Centro Enfield LLC, Centro Westland LLC, Centro West       Various
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
    1.01      Centro Enfield LLC, Centro Westland LLC, Centro West       3343 Midway Mall
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
    1.02      Centro Enfield LLC, Centro Westland LLC, Centro West       90 Elm Street
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
    1.03      Centro Enfield LLC, Centro Westland LLC, Centro West       134 West Park Mall Drive
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
    1.04      Centro Enfield LLC, Centro Westland LLC, Centro West       2700 and 2560 Colorado Boulevard
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
    1.05      Centro Enfield LLC, Centro Westland LLC, Centro West       10425-10755 West Colfax Avenue
              Park LLC, Centro Midway LLC, Centro Eagle Rock LLC
     2        BFPRU I, LLC                                               Various
    2.01      BFPRU I, LLC                                               130 East Randolph Street
    2.02      BFPRU I, LLC                                               180 North Stetson Avenue
     18       CRP Holdings B, L.P.                                       2220 West Mission Lane
     20       Bensalem 11, LLC                                           1336 Bristol Pike
     21       Griffin Capital (Q Street) Investors, LLC; Griffin         Various
              Capital (Q Street) Investor (1-9)(11)(13-15)(17-20), LLC
   21.01      Griffin Capital (Q Street) Investors, LLC                  1102 Q Street
   21.02      Griffin Capital (Q Street) Investors, LLC                  7001A East Parkway
     31       IMT Desert Palm II LLC                                     1215 East Vista Del Cerro Drive
     32       Walden Structures LLC                                      1811-1855 Centinela, 3212-3232 Nebraska Avenue, 3211
                                                                         Olympic Boulevard
     37       101 Redwood Shores, LLC                                    101 Redwood Shores Parkway
     43       FR Net Lease Co-Investment Program 1, LLC                  2002 South 5070 West
     47       FR Net Lease Co-Investment Program 4, LLC                  14600 21st Avenue North
     48       Autumn Ridge Banta-A, LLC; Autumn Ridge Banta-B, LLC;      6100 Barrowood Drive
              Autumn Ridge Blanke, LLC; Autumn Ridge Brenner-A, LLC;
              Autumn Ridge Brenner-B, LLC; Autumn Ridge Campbell, LLC;
              Autumn Ridge Castro, LLC; Autumn Ridge Chuan, LLC;
              Autumn Ridge Clarke, LLC; Autumn Ridge
     56       FR Net Lease Co-Investment Program 3, LLC                  4622 Mercedes Drive
     58       Martin's Landing Apartments, LLC                           3520 Cleveland Heights Boulevard
     60       43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   Various
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.01      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   43630 Hayes Road
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.02      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   43740 Groesbeck Highway
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.03      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   15950 12 Mile Road
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.04      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   18600 23 Mile Road
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.05      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   30300 Hoover Road
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
   60.06      43740 Groesbeck Highway LLC, 15950 Twelve Mile Road LLC,   30117 Schoenherr Road
              30300 Hoover Road LLC, 43630 Hayes Road LLC, 23 Mile Day
              Care LLC, Schoenherr Professional LLC
     63       1091 Calcot, LLC                                           1091 Calcot Place
     70       Landgem Glen Lakes, Ltd.                                   8140 Walnut Hill Lane
     84       Griffin Capital (Shellmound) Investors, LLC                6601 and 6603 Shellmound Street
     87       Ship Certain, LLC                                          231 Ship Canal Parkway
     88       Chicago Title Land Trust Co. (Trust No. 52842)             8700 South Cicero Avenue
     89       Casita Real Estate L.L.C.                                  1975 East University Drive
     93       FR Net Lease Co-Investment Program 2, LLC                  5070 Phillip Lee Drive
     94       Melrose Enterprises, LLC                                   7500-7516 Melrose Avenue
     97       Pepperwood, L.L.C.                                         3790 Pepperwood Court
    105       Knoll Crest Capital Group, LLC and Bassett Investors,      3996 East Harbor Road
              Ltd.
    108       James Island Center, LLC                                   1739 Maybank Highway
    110       Northwood Domit Apartments, Ltd.                           201 East Quamasia Avenue
    111       Enfield Woods, L.L.C.                                      1468 Enfield Street
    113       Former TCHR LLC                                            3506-3520 Town Center Drive
    114       428 Associates, L.P.                                       428 J Street
    118       Domit Investment Group, L.L.C. & 5 Points West Shopping    2200 Bessemer Road
              City, L.L.C.
    120       Heatherstone Apartments L.L.C.                             9730 East 33rd Street
    128       Arbor Village Investments, L.L.C.                          8028 South Central Avenue
    129       The Ledges Apartments, L.L.C.                              730 Anson Street
    131       JAHCO Country Club, L.L.C.                                 6410 North May Avenue
    134       380 Old Woodward, LLC                                      380 North Old Woodward
    135       GNP Group of Pineville, LLC                                401 Towne Centre Boulevard
    141       840 Cottman Associates LLC                                 840 Cottman Avenue
    142       Vernon Associates I LLC                                    One Pathmark Plaza
    143       FR Net Lease Co-Investment Program 5, LLC                  2100 Highway 265
    144       2001 Associates                                            2001 Addison Street
    164       Riverside Associates, L.L.C.                               700 Argosy Parkway
    167       Lone Ranger, LLC                                           350 Ranger Avenue
    168       Olympia Partners, LLC                                      218 Olympia Drive
    169       York/Street Associates L.P. and Evergreen Avenue           599 York Road
              Associates L.P.
    170       119 Naylor Mill Road, LLC                                  119 West Naylor Mill Road
    171       RPS Group, LLC                                             2621 South Bristol Street
    172       WFS-Stapley, LLC                                           1920 South Stapley Drive
    182       Gem Kennewick, LLC                                         2800 West Clearwater Avenue
    189       Joseph Milelli and Maria Milelli                           186 South Wyoming Avenue
    190       Pasadena Design Center, LLC                                35-45 North Arroyo Parkway and 110-114 East Union Street
    193       Lone Star Self Storage - Rowlett Road, Ltd.                3500 Melcer Drive
    195       Plastino IV, L.P.                                          1281 Furukawa Way
    203       Icon - ETOWN Center, LLC                                   1609 North Dixie Avenue
    208       Mariner's Square Management LLC and Beeks Mariner's        3194 Mariner Boulevard
              Investment LLC
    212       Continental Retail Center, LLP                             8500 Edinbrook Parkway
    214       Gladiola Manor, A Limited Partnership                      607 Gladiolus Drive


   Loan #     City                      State          Zip Code       County             Property Name
-----------------------------------------------------------------------------------------------------------------------------------
     1        Various                  Various         Various        Various            Westfield Centro Portfolio
    1.01      Elyria                     OH             44035         Lorain             Westfield Midway
    1.02      Enfield                    CT             06082         Hartford           Westfield Enfield
    1.03      Cape Girardeau             MO             63703         Cape Girardeau     Westfield West Park
    1.04      Los Angeles                CA             90041         Los Angeles        Westfield Eagle Rock
    1.05      Lakewood                   CO             80215         Jefferson          Westfield Westland Town Center
     2        Chicago                    IL             60601         Cook               One & Two Prudential Plaza
    2.01      Chicago                    IL             60601         Cook               One Prudential Plaza
    2.02      Chicago                    IL             60601         Cook               Two Prudential Plaza
     18       Phoenix                    AZ             85021         Maricopa           San Valiente
     20       Bensalem                   PA             19020         Bucks              Home Depot Plaza
     21       Sacramento                 CA            Various        Sacramento         GC Sacramento Office Portfolio
   21.01      Sacramento                 CA             95814         Sacramento         Q Street Sac
   21.02      Sacramento                 CA             95823         Sacramento         Parkway Sacramento
     31       Tempe                      AZ             85281         Maricopa           Desert Palm Apartments
     32       Santa Monica               CA             90404         Los Angeles        Commerce Park
     37       Redwood City               CA             94061         San Mateo          101 Redwood Shores
     43       Salt Lake City             UT             84104         Salt Lake          Schiff Nutrition International
     47       Plymouth                   MN             55447         Hennepin           Nilfisk Advance - MN
     48       Raleigh                    NC             27612         Wake               Autumn Ridge Apts
     56       Belcamp                    MD             21017         Harford            Sephora Distribution Facility
     58       Lakeland                   FL             33803         Polk               Martin's Landing
     60       Various                    MI            Various        Macomb             Cavaliere Companies
   60.01      Clinton Township           MI             48038         Macomb             Hayes
   60.02      Clinton Township           MI             48036         Macomb             Groesbeck
   60.03      Roseville                  MI             48066         Macomb             12 Mile
   60.04      Macomb Township            MI             48044         Macomb             23 Mile
   60.05      Warren                     MI             48093         Macomb             Hoover
   60.06      Warren                     MI             48088         Macomb             Schoenherr
     63       Oakland                    CA             94606         Alameda            Cotton Mill Studios
     70       Dallas                     TX             75231         Dallas             One Glen Lakes-Landgem
     84       Emeryville                 CA             94608         Alameda            Shellmound Office Building
     87       Buffalo                    NY             14218         Erie               231 Ship Canal Parkway
     88       Oak Lawn                   IL             60453         Cook               Marketplace of Oak Lawn
     89       Tempe                      AZ             85281         Maricopa           Cameron Creek Apartments
     93       Atlanta                    GA             30336         Fulton             Leggett & Platt
     94       Los Angeles                CA             90046         Los Angeles        7500 Melrose Avenue
     97       Portsmouth                 VA             23703         Portsmouth City    Pepperwood Townhomes
    105       Port Clinton               OH             43452         Ottawa             Knoll Crest
    108       Charleston                 SC             29412         Charleston         James Island Center
    110       McAllen                    TX             78504         Hidalgo            Northwood Apartments
    111       Enfield                    CT             06082         Hartford           Woodgate at Enfield Apartments
    113       Highlands Ranch            CO             80129         Douglas            Town Center at Highlands Ranch
    114       Sacramento                 CA             95814         Sacramento         Travelers Building
    118       Birmingham                 AL             35208         Jefferson          Five Points West Shopping Center
    120       Tulsa                      OK             74146         Tulsa              Heatherstone Apartments
    128       Phoenix                    AZ             85042         Maricopa           Arbor Village Apartments
    129       Winston Salem              NC             27103         Forsyth            The Ledges Apts
    131       Oklahoma City              OK             73116         Oklahoma           Country Club Corner
    134       Birmingham                 MI             48009         Oakland            380 N. Old Woodward Bldg
    135       Pineville                  NC             28134         Mecklenburg        Hampton Inn & Suites - Pineville
    141       Philadelphia               PA             19111         Philadelphia       840 Cottman Avenue
    142       Mount Vernon               NY             10550         Westchester        One Pathmark Plaza
    143       Springdale                 AR             72764         Washington         Nilfisk Advance - AR
    144       Berkeley                   CA             94704         Alameda            2001 Addison Street
    164       Riverside                  MO             64150         Platte             Riverside Building
    167       Brea                       CA             92821         Orange             350 Ranger Avenue
    168       Homewood                   AL             35209         Jefferson          Olympia Village Apartments
    169       Warminster                 PA             18974         Bucks              Warminster Center
    170       Salisbury                  MD             21801         Wicomico           Salisbury Northgate
    171       Santa Ana                  CA             92704         Orange             2621 S. Bristol Street
    172       Mesa                       AZ             85204         Maricopa           The Shoppes at Stapley
    182       Kennewick                  WA             99336         Benton             Walgreens - Kennewick, WA
    189       Kingston                   PA             18704         Luzerne            United Penn Plaza
    190       Pasadena                   CA             91103         Los Angeles        35 N. Arroyo Parkway
    193       Rowlett                    TX             75088         Dallas             Lone Star Self Storage
    195       Santa Maria                CA             93458         Santa Barbara      Fortress Secure Mini Storage
    203       Elizabethtown              KY             42701         Hardin             Towne Pointe
    208       Spring Hill                FL             34609         Hernando           Mariner Self Storage
    212       Brooklyn Park              MN             55443         Hennepin           8500 Edinbrook Parkway
    214       Jonesboro                  AR             72404         Craighead          Gladiola Manor Apartments

                                                                      Net
                                                 Interest           Mortgage          Original
   Loan #        Size          Measure           Rate (%)        Interest Rate        Balance
----------------------------------------------------------------------------------------------------
     1         2364136       Square Feet         6.04350            6.02295         240,000,000
    1.01        588600       Square Feet         6.04350                             72,500,000
    1.02        559108       Square Feet         6.04350                             59,500,000
    1.03        426662       Square Feet         6.04350                             46,500,000
    1.04        462823       Square Feet         6.04350                             39,500,000
    1.05        326943       Square Feet         6.04350                             22,000,000
     2         2196342       Square Feet         6.06220            6.04165         205,000,000
    2.01       1202835       Square Feet         6.06220                             98,500,000
    2.02        993507       Square Feet         6.06220                            106,500,000
     18            604          Units            5.94000            5.91945          40,500,000
     20         303257       Square Feet         6.12750            6.10695          38,700,000
     21         239716       Square Feet         5.60000            5.57945          36,000,000
   21.01        144289       Square Feet         5.60000                             24,455,544
   21.02         95427       Square Feet         5.60000                             11,544,456
     31            512          Units            6.17500            6.15445          24,000,000
     32          77439       Square Feet         5.94000            5.91945          23,300,000
     37          99535       Square Feet         5.87700            5.85645          21,300,000
     43         416634       Square Feet         5.87000            5.84945          19,100,000
     47         473491       Square Feet         5.98400            5.96345          17,761,500
     48            398          Units            6.24000            6.19945          17,700,000
     56         316524       Square Feet         6.00400            5.98345          14,805,000
     58            236          Units            6.18000            6.15945          14,325,000
     60         113920       Square Feet         6.38950            6.31895          14,000,000
   60.01         40815       Square Feet         6.38950                              4,520,000
   60.02         20960       Square Feet         6.38950                              2,480,000
   60.03         18075       Square Feet         6.38950                              2,480,000
   60.04         10960       Square Feet         6.38950                              1,600,000
   60.05         13741       Square Feet         6.38950                              1,480,000
   60.06          9369       Square Feet         6.38950                              1,440,000
     63             75          Units            5.83000            5.80945          13,000,000
     70         168953       Square Feet         6.27000            6.24945          12,500,000
     84          63273       Square Feet         6.22000            6.19945          10,500,000
     87         276500       Square Feet         6.47100            6.45045          10,118,400
     88         279952       Square Feet         6.19600            6.12545          10,000,000
     89            211          Units            6.29000            6.26945          10,000,000
     93         400800       Square Feet         5.99400            5.97345           9,695,000
     94          15978       Square Feet         6.03000            6.00945           9,600,000
     97            141          Units            6.08500            6.06445           9,400,000
    105         112574       Square Feet         6.42000            6.34945           8,800,000
    108          93138       Square Feet         5.84000            5.76945           8,500,000
    110            126          Units            5.97500            5.95445           8,250,000
    111            208          Units            5.93000            5.90945           8,250,000
    113          22650       Square Feet         5.96500            5.94445           8,100,000
    114          81192       Square Feet         6.24000            6.21945           7,335,000
    118         204284       Square Feet         6.03950            5.94895           7,500,000
    120            252          Units            5.81000            5.69945           7,500,000
    128            225          Units            5.85000            5.82945           6,560,000
    129            240          Units            6.04000            6.01945           6,550,000
    131          53481       Square Feet         6.39000            6.32945           6,500,000
    134          40207       Square Feet         6.25000            6.18945           6,400,000
    135            111          Rooms            5.88800            5.82745           6,400,000
    141          51431       Square Feet         5.79000            5.76945           6,000,000
    142          59529       Square Feet         5.79000            5.76945           6,000,000
    143         231824       Square Feet         5.91400            5.89345           5,932,179
    144          28805       Square Feet         5.79000            5.76945           5,800,000
    164          76702       Square Feet         6.01500            5.92445           4,920,000
    167         138710       Square Feet         6.20000            6.17945           4,800,000
    168            127          Units            5.93500            5.91445           4,800,000
    169          14353       Square Feet         5.78000            5.70945           4,800,000
    170          64447       Square Feet         5.85000            5.77945           4,700,000
    171          38308       Square Feet         6.10500            6.08445           4,600,000
    172          14210       Square Feet         5.89000            5.86945           4,534,500
    182          14820       Square Feet         6.19000            6.11945           3,925,000
    189          32399       Square Feet         6.44000            6.32945           3,650,000
    190          27000       Square Feet         6.10000            6.07945           3,625,000
    193            598          Units            5.99000            5.92945           3,500,000
    195            696          Units            5.85500            5.83445           3,450,000
    203          35006       Square Feet         6.43150            6.42095           3,200,000
    208            194          Units            6.25000            6.17945           3,000,000
    212          18821       Square Feet         6.47500            6.45445           2,870,000
    214            120          Units            5.87500            5.85445           2,800,000


                                                                  Maturity/                                     Monthly
                       Cutoff                           Rem.         ARD           Amort.           Rem.          Debt
   Loan #              Balance          Term            Term         Date           Term           Amort.       Service
--------------------------------------------------------------------------------------------------------------------------
     1              240,000,000         120              120      07/01/16            0              0          1,225,488
    1.01             72,500,000         120              120                          0              0
    1.02             59,500,000         120              120                          0              0
    1.03             46,500,000         120              120                          0              0
    1.04             39,500,000         120              120                          0              0
    1.05             22,000,000         120              120                          0              0
     2              205,000,000         120              120      06/01/16            0              0          1,050,010
    2.01             98,500,000         120              120                          0              0
    2.02            106,500,000         120              120                          0              0
     18              40,500,000          84               84      06/13/13            0              0            203,259
     20              38,700,000         120              120      06/01/16           360            360           235,208
     21              36,000,000         120              118      04/01/16           360            360           206,668
   21.01             24,455,544         120              118                         360            360
   21.02             11,544,456         120              118                         360            360
     31              24,000,000          84               84      06/01/13            0              0            125,215
     32              23,300,000         120              118      04/01/16           360            360           138,798
     37              21,300,000         120              120      06/01/16           360            360           126,025
     43              19,100,000         120              119      05/01/16           360            360           112,923
     47              17,761,500         132              131      05/01/17           360            360           106,307
     48              17,700,000         120              120      06/01/16           360            360           108,867
     56              14,805,000         132              131      05/01/17           360            360            88,802
     58              14,325,000         120              120      06/01/16           360            360            87,550
     60              14,000,000         120              120      06/01/16           360            360            87,475
   60.01              4,520,000         120              120                         360            360
   60.02              2,480,000         120              120                         360            360
   60.03              2,480,000         120              120                         360            360
   60.04              1,600,000         120              120                         360            360
   60.05              1,480,000         120              120                         360            360
   60.06              1,440,000         120              120                         360            360
     63              13,000,000         120              119      05/01/16           360            360            76,526
     70              12,500,000         120              120      06/01/16           360            360            77,127
     84              10,500,000         120              120      06/01/16           360            360            64,446
     87              10,118,400         163              163      01/01/20           360            360            63,762
     88              10,000,000         120              120      07/01/16           360            360            61,221
     89              10,000,000         120              120      06/01/16           360            360            61,832
     93               9,695,000         132              131      05/01/17           360            360            58,089
     94               9,600,000         120              120      06/01/16           360            360            57,742
     97               9,400,000         120              120      06/01/16           360            360            56,872
    105               8,800,000         120              119      05/01/16           336            336            56,484
    108               8,500,000         120              119      05/01/16           360            360            50,091
    110               8,250,000         120              119      05/01/16           360            360            49,330
    111               8,250,000         120              119      05/01/16           360            360            49,092
    113               8,093,224         120              119      05/01/16           360            359            48,381
    114               7,335,000         120              120      07/01/16           360            360            45,115
    118               7,500,000         162              162      12/01/19           162            162            67,817
    120               7,493,469         120              119      05/01/16           360            359            44,054
    128               6,560,000         120              120      06/01/16           360            360            38,700
    129               6,550,000         120              120      06/01/16           360            360            39,439
    131               6,500,000         120              120      06/01/16           360            360            40,615
    134               6,400,000         120              119      05/01/16           360            360            39,406
    135               6,400,000         120              120      06/01/16           300            300            40,798
    141               5,994,748         120              119      05/01/16           360            359            35,167
    142               5,994,748         120              119      05/01/16           360            359            35,167
    143               5,932,179         132              131      05/01/17           360            360            35,239
    144               5,800,000         120              119      05/01/16           360            360            33,995
    164               4,920,000         120              120      06/01/16           360            360            29,545
    167               4,800,000         120              119      05/01/16           360            360            29,399
    168               4,800,000         120              119      05/01/16           360            360            28,578
    169               4,800,000         120              120      06/01/16           360            360            28,103
    170               4,700,000         120              120      06/01/16           360            360            27,727
    171               4,600,000         120              118      04/01/16           360            360            27,891
    172               4,530,632         120              119      05/01/16           360            359            26,867
    182               3,917,370         240              239      05/01/26           240            239            28,552
    189               3,650,000         120              120      06/01/16           360            360            22,927
    190               3,625,000         120              119      05/01/16           360            360            21,967
    193               3,497,091         120              119      05/01/16           360            359            20,962
    195               3,442,404         240              239      05/01/26           240            239            24,429
    203               3,200,000          60               60      07/01/11           360            360            20,082
    208               2,997,674         120              119      05/01/16           360            359            18,472
    212               2,870,000         120              120      06/01/16           360            360            18,093
    214               2,794,307         240              239      05/01/26           240            239            19,859

                  Servicing                                              ARD
                     Fee             Accrual                            Step              Title            Crossed
   Loan #           Rate               Type          ARD (Y/N)         Up (%)              Type              Loan
------------------------------------------------------------------------------------------------------------------------
     1                              Actual/360          No                                 Fee
    1.01                                                                                   Fee
    1.02                                                                                   Fee
    1.03                                                                                   Fee
    1.04                                                                                   Fee
    1.05                                                                                   Fee
     2                              Actual/360          No                                 Fee
    2.01                                                                                   Fee
    2.02                                                                                   Fee
     18                             Actual/360          No                                 Fee
     20                             Actual/360          No                                 Fee
     21                             Actual/360          No                                 Fee
   21.01                                                                                   Fee
   21.02                                                                                   Fee
     31                             Actual/360          No                                 Fee
     32                             Actual/360          No                              Leasehold
     37                             Actual/360          No                                 Fee
     43                             Actual/360          No                                 Fee
     47                             Actual/360          No                                 Fee
     48                             Actual/360          No                                 Fee
     56                             Actual/360          No                                 Fee
     58                             Actual/360          No                                 Fee
     60                             Actual/360          No                                 Fee
   60.01                                                                                   Fee
   60.02                                                                                   Fee
   60.03                                                                                   Fee
   60.04                                                                                   Fee
   60.05                                                                                   Fee
   60.06                                                                                   Fee
     63                             Actual/360          No                                 Fee
     70                             Actual/360          No                                 Fee
     84                             Actual/360          No                                 Fee
     87                             Actual/360          No                            Fee/Leasehold
     88                             Actual/360          No                                 Fee
     89                             Actual/360          No                                 Fee
     93                             Actual/360          No                                 Fee
     94                             Actual/360          No                                 Fee
     97                             Actual/360          No                                 Fee
    105                             Actual/360          No                              Leasehold
    108                             Actual/360          No                                 Fee
    110                             Actual/360          No                                 Fee
    111                             Actual/360          No                                 Fee
    113                             Actual/360          No                                 Fee
    114                             Actual/360          No                                 Fee
    118                             Actual/360          No                                 Fee
    120                             Actual/360          No                                 Fee
    128                             Actual/360          No                                 Fee
    129                             Actual/360          No                                 Fee
    131                             Actual/360          No                                 Fee
    134                             Actual/360          No                                 Fee
    135                             Actual/360          No                                 Fee
    141                             Actual/360          No                                 Fee
    142                             Actual/360          No                                 Fee
    143                             Actual/360          No                                 Fee
    144                             Actual/360          No                                 Fee
    164                             Actual/360          No                                 Fee
    167                             Actual/360          No                              Leasehold
    168                             Actual/360          No                                 Fee
    169                             Actual/360          No                              Leasehold
    170                             Actual/360          No                                 Fee
    171                             Actual/360          No                                 Fee
    172                             Actual/360          No                                 Fee
    182                             Actual/360          No                                 Fee
    189                             Actual/360          No                                 Fee
    190                             Actual/360          No                                 Fee
    193                             Actual/360          No                                 Fee
    195                               30/360            No                                 Fee
    203                             Actual/360          No                                 Fee
    208                             Actual/360          No                                 Fee
    212                             Actual/360          No                                 Fee
    214                             Actual/360          No                                 Fee

                 Originator/
                    Loan                                                                   Letter of
   Loan #          Seller        Guarantor                                                   Credit
--------------------------------------------------------------------------------------------------------
     1              JPMCB        Centro Watt America REIT V, Inc.                              No
    1.01            JPMCB        Centro Watt America REIT V, Inc.                              No
    1.02            JPMCB        Centro Watt America REIT V, Inc.                              No
    1.03            JPMCB        Centro Watt America REIT V, Inc.                              No
    1.04            JPMCB        Centro Watt America REIT V, Inc.                              No
    1.05            JPMCB        Centro Watt America REIT V, Inc.                              No
     2              JPMCB        The GFW Trust and The GFW II Trust                            No
    2.01            JPMCB        The GFW Trust                                                 No
    2.02            JPMCB        The GFW II Trust                                              No
     18             JPMCB        Colony Capital                                                No
     20             JPMCB        David M. Levy                                             4,850,000.0
     21             JPMCB        Kevin A. Shields, Mark J. & Lisa J. Cleaner, Edward R.        No
                                 & Karen Bava Hornung, Michael & Linda Peterson, Jerome
                                 Iglowitz, David & Alaina Divine, Welsie L. & Sylvia D.
                                 Bower, Douglas Aberle, James Edward McKittrick, Jr.,
                                 Meredith C. McKittrick, Peter C. McKi
   21.01            JPMCB        Kevin A. Shields, Mark J. & Lisa J. Cleaner, Edward R.        No
                                 & Karen Bava Hornung, Michael & Linda Peterson, Jerome
                                 Iglowitz, David & Alaina Divine, Welsie L. & Sylvia D.
                                 Bower, Douglas Aberle, James Edward McKittrick, Jr.,
                                 Meredith C. McKittrick, Peter C. McKi
   21.02            JPMCB        Kevin A. Shields, Mark J. & Lisa J. Cleaner, Edward R.        No
                                 & Karen Bava Hornung, Michael & Linda Peterson, Jerome
                                 Iglowitz, David & Alaina Divine, Welsie L. & Sylvia D.
                                 Bower, Douglas Aberle, James Edward McKittrick, Jr.,
                                 Meredith C. McKittrick, Peter C. McKi
     31             JPMCB        Cory Thabit, John M. Tesoriero, Bryan Scher                   No
     32             JPMCB        Halston Mikail an Kevin Bral                                  No
     37             JPMCB        Stephen P. Diamond and Suzanne Diamond                        No
     43             JPMCB        First Industrial Realty Trust                                 No
     47             JPMCB        First Industrial Realty Trust, Inc                            No
     48             JPMCB        Bradford C. Banta; Michelle L. Crosby; Catherine M.           No
                                 Banta; Paul S. Blanke; Wendy J. Peoples; Robert J.
                                 Brenner; Catherine G. Brenner; Curtis Campbell; Pedro
                                 J. Castro; Stephanie L. Barnes-Castro; Linda Shan-Lin
                                 Chuan; Keith Clarke; Katrina Clarke; William
     56             JPMCB        First Industrial Realty Trust, Inc                            No
     58             JPMCB        Ronald L. Glas                                                No
     60             JPMCB        Lorenzo J. Cavaliere                                          No
   60.01            JPMCB        Lorenzo J. Cavaliere                                          No
   60.02            JPMCB        Lorenzo J. Cavaliere                                          No
   60.03            JPMCB        Lorenzo J. Cavaliere                                          No
   60.04            JPMCB        Lorenzo J. Cavaliere                                          No
   60.05            JPMCB        Lorenzo J. Cavaliere                                          No
   60.06            JPMCB        Lorenzo J. Cavaliere                                          No
     63             JPMCB        Francis Rush                                                  No
     70             JPMCB        Dan G. Flaherty and Gemland Office Portfolio, LLC             No
     84             JPMCB        Kevin A. Shields                                              No
     87             JPMCB        George Hicker, Carl M. Buck                                   No
     88             JPMCB        Albert A. Robin                                               No
     89             JPMCB        Mohammed Ehsan                                                No
     93             JPMCB        First Industrial Realty Trust                                 No
     94             JPMCB        Nora Shophet, Behrouz Soroudi                                 No
     97             JPMCB        HGGP Capital II, LLC                                          No
    105             JPMCB        Richard M. Bassett                                            No
    108             JPMCB        Guy E. Beatty                                                 No
    110             JPMCB        Antun H. Domit                                                No
    111             JPMCB        Michael Belfonti                                              No
    113             JPMCB        Samuel H. Brown                                               No
    114             JPMCB        Martin A. Friedman and Herbert J. Friedman                 825,000.0
    118             JPMCB        Karen Domit Stephens and Milton G. Domit Management           No
                                 Trust
    120             JPMCB        Debra J. Pyzyk                                                No
    128             JPMCB        Moise Hendeles                                             485,000.0
    129             JPMCB        Charles E. Douthit                                            No
    131             JPMCB        John A. Henry & Co., Ltd.                                     No
    134             JPMCB        Richard B. Broder and Todd Sachse                             No
    135             JPMCB        Nishith G. Patel                                              No
    141             JPMCB        Daniel D. Burack and Earle S. Altman                          No
    142             JPMCB        Daniel D. Burack and Earle S. Altman                          No
    143             JPMCB        First Industrial Realty Trust Inc.                            No
    144             JPMCB        Martin A. Friedman and Herbert J. Friedman                    No
    164             JPMCB        David L. Johnson                                              No
    167             JPMCB        Michael Schlesinger                                           No
    168             JPMCB        Robert B. Connor, Jr, Richard L. Elwood, Mark S.              No
                                 Elwood, and William W. Walker IV
    169             JPMCB        Richard Cutler                                                No
    170             JPMCB        R. Clayton Emory and William B. Rinnier, Sr.                  No
    171             JPMCB        Anil V. Shah and Preeti Shah                                  No
    172             JPMCB        Richard C. Barrett, Virginia L. Barrett                       No
    182             JPMCB        Edith Michalke, Gernot Michalke                               No
    189             JPMCB        Joseph Milellli                                               No
    190             JPMCB        Edward Turrentine and Patricia Ann Turrentine                 No
    193             JPMCB        William B. Adams, Frank B. Houseman                           No
    195             JPMCB        Todd J. Plastino and Theresa K. Plastino                      No
    203             JPMCB        William L. Hysinger and James M. Mulrooney                    No
    208             JPMCB        Stephen J. Dwyer, Susan Dwyer, Donald L. Beeks and            No
                                 Diana L. Beeks
    212             JPMCB        Bradley A. Hoyt                                               No
    214             JPMCB        Roy E. Stanley; J.E. Lindsey Family Limited                   No
                                 Partnership; Harber Investments Family Trust; Cuozzo
                                 Family Investments, A Limited Partnership; Fowler
                                 Family Investments, LLC

                                                              UPFRONT ESCROW
                ------------------------------------------------------------------------------------------------------------

                    Upfront         Upfront         Upfront      Upfront         Upfront       Upfront        Upfront
                     CapEx            Eng.          Envir.        TI/LC          RE Tax         Ins.           Other
   Loan #           Reserve         Reserve         Reserve      Reserve         Reserve       Reserve        Reserve
--------------------------------------------------------------------------------------------------------------------------
     1                   0.00       70,400.00           0.00            0.00           0.00         0.00             0.00
    1.01
    1.02
    1.03
    1.04
    1.05
     2                   0.00      903,006.00           0.00   31,000,000.00   7,007,181.38         0.00    11,807,000.00
    2.01
    2.02
     18                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     20                  0.00       64,438.00           0.00            0.00     267,529.35    12,337.50             0.00
     21                  0.00            0.00           0.00    2,000,000.00      29,669.77    19,784.00             0.00
   21.01
   21.02
     31                  0.00       31,974.00      40,000.00            0.00      59,364.96         0.00             0.00
     32                  0.00            0.00           0.00            0.00           0.00    27,171.75             0.00
     37                  0.00        1,312.50           0.00      181,716.00      46,506.34     2,288.33             0.00
     43                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     47                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     48            200,000.00            0.00           0.00            0.00     110,994.82     7,806.85             0.00
     56                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     58                  0.00            0.00           0.00            0.00     122,000.00    81,311.00             0.00
     60                  0.00            0.00           0.00            0.00     223,999.06    18,561.00       600,000.00
   60.01
   60.02
   60.03
   60.04
   60.05
   60.06
     63                  0.00            0.00           0.00            0.00      38,084.00     7,547.00             0.00
     70                  0.00            0.00           0.00      300,000.00     193,269.27    57,626.83             0.00
     84            750,000.00            0.00           0.00            0.00           0.00         0.00             0.00
     87                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     88                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
     89                  0.00      226,625.00           0.00            0.00      17,515.48     9,287.00             0.00
     93                  0.00      150,000.00           0.00            0.00           0.00         0.00       581,217.49
     94                  0.00            0.00           0.00      110,000.00       7,573.35     2,756.66             0.00
     97                  0.00            0.00           0.00            0.00       8,824.15    14,500.00             0.00
    105                  0.00            0.00           0.00            0.00      22,124.25    30,232.50             0.00
    108                  0.00        8,250.00           0.00            0.00      52,770.36    24,664.50             0.00
    110             25,200.00            0.00           0.00            0.00      45,189.04    28,533.81             0.00
    111                  0.00       38,945.00           0.00            0.00      86,234.11    55,493.33             0.00
    113                  0.00            0.00           0.00            0.00      78,340.00     2,789.25             0.00
    114                  0.00       88,562.00           0.00            0.00      14,200.90    10,168.64       310,000.00
    118                  0.00       19,188.00           0.00            0.00           0.00         0.00        15,000.00
    120                  0.00            0.00           0.00            0.00      31,551.00     6,335.50             0.00
    128                  0.00      243,716.00           0.00            0.00      18,976.67    13,650.38         4,900.00
    129             60,000.00       50,958.75           0.00            0.00      39,741.33    20,014.17             0.00
    131                  0.00      122,290.31           0.00            0.00       6,485.98     9,914.67             0.00
    134                  0.00            0.00           0.00            0.00     122,869.26     2,344.00             0.00
    135                  0.00            0.00           0.00            0.00      37,205.71    30,037.17             0.00
    141                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
    142                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
    143                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
    144                  0.00            0.00           0.00            0.00       6,020.48     9,018.00             0.00
    164                  0.00            0.00           0.00            0.00      74,806.89     2,155.43             0.00
    167            120,000.00       69,375.00           0.00      200,000.00       5,674.13     7,680.06       323,555.00
    168                  0.00        9,500.00           0.00            0.00      36,048.74    30,916.57             0.00
    169                  0.00            0.00           0.00            0.00      54,434.67     1,640.75        58,000.00
    170                  0.00            0.00           0.00            0.00      46,604.89     5,755.60             0.00
    171                  0.00            0.00           0.00      100,000.00       5,494.17     2,239.50             0.00
    172                  0.00            0.00           0.00            0.00       9,353.75       805.33        75,000.00
    182                  0.00            0.00           0.00       75,000.00           0.00         0.00             0.00
    189                  0.00        9,276.25           0.00            0.00      36,906.48     1,208.33             0.00
    190                  0.00       49,125.00           0.00            0.00           0.00     4,532.83             0.00
    193                  0.00            0.00           0.00            0.00      29,113.50    13,709.58             0.00
    195                  0.00            0.00           0.00            0.00           0.00         0.00             0.00
    203                  0.00        3,125.00           0.00            0.00      16,261.00     1,752.75             0.00
    208                  0.00            0.00           0.00            0.00      17,510.33     4,580.85             0.00
    212                  0.00            0.00           0.00       50,000.00      18,984.47     1,564.23             0.00
    214                  0.00            0.00           0.00            0.00           0.00     4,815.97             0.00

                                                                  MONTHLY ESCROW
                  --------------------------------------------------------------------------------------------------------------

                      Monthly             Monthly            Monthly          Monthly              Monthly           Monthly
                       Capex               Envir.             TI/LC            RE Tax                Ins.             Other
   Loan #             Reserve             Reserve            Reserve          Reserve              Reserve           Reserve
--------------------------------------------------------------------------------------------------------------------------------
     1                    0.00              0.00                0.00              0.00                0.00             0.00
    1.01
    1.02
    1.03
    1.04
    1.05
     2                    0.00              0.00                0.00        1557151.42                0.00             0.00
    2.01
    2.02
     18                   0.00              0.00                0.00              0.00                0.00             0.00
     20                3790.75              0.00             8333.00          44588.22             6168.75             0.00
     21                   0.00              0.00                0.00          29669.77             2473.00             0.00
   21.01
   21.02
     31               11789.75              0.00                0.00          19788.32                0.00             0.00
     32                1260.00              0.00                0.00          17890.57             3019.08             0.00
     37                1244.19              0.00            15483.00          23253.16             1144.16             0.00
     43                   0.00              0.00                0.00              0.00                0.00             0.00
     47                   0.00              0.00                0.00              0.00                0.00             0.00
     48                6600.00              0.00                0.00          15856.40             7806.85             0.00
     56                   0.00              0.00                0.00              0.00                0.00             0.00
     58                4876.28              0.00                0.00          15250.00             6775.91             0.00
     60                 899.78              0.00            12083.33          24888.78             3093.50             0.00
   60.01
   60.02
   60.03
   60.04
   60.05
   60.06
     63                1254.17              0.00                0.00          19042.00             1886.75             0.00
     70                2000.00              0.00                0.00          27609.90             4432.83             0.00
     84                   0.00              0.00                0.00              0.00                0.00             0.00
     87                   0.00              0.00                0.00              0.00                0.00             0.00
     88                   0.00              0.00                0.00              0.00                0.00             0.00
     89                5275.00              0.00                0.00           8757.74             1547.83             0.00
     93                   0.00              0.00                0.00              0.00                0.00             0.00
     94                 199.75              0.00             9166.67           3786.67              275.66             0.00
     97                3200.23              0.00                0.00           8824.15             2900.00             0.00
    105                1346.67              0.00             4166.67           4424.85             3359.17          8333.00
    108                1400.00              0.00             2500.00           8795.06             3523.50             0.00
    110                   0.00              0.00                0.00           7531.51             3566.73             0.00
    111                4333.33              0.00                0.00          21558.53             5549.33             0.00
    113                 283.00              0.00                0.00          11191.43              929.75             0.00
    114                   0.00              0.00                0.00           7100.45             1271.08             0.00
    118                   0.00              0.00                0.00              0.00                0.00             0.00
    120                2319.50              0.00                0.00           5258.50             3167.75             0.00
    128                5231.25              0.00                0.00           6325.56             2730.08             0.00
    129                5000.00              0.00                0.00           5677.33             1871.42             0.00
    131                 668.51              0.00             1782.70           1621.50              901.33             0.00
    134                 494.83              0.00             4191.46          17552.75              781.33             0.00
    135                5366.72              0.00                0.00           5315.10             2524.83             0.00
    141                   0.00              0.00             1666.00              0.00                0.00             0.00
    142                   0.00              0.00                0.00              0.00                0.00             0.00
    143                   0.00              0.00                0.00              0.00                0.00             0.00
    144                   0.00              0.00                0.00           6020.48              751.50             0.00
    164                 552.74              0.00             2916.67           9350.86             1570.76             0.00
    167                1150.83              0.00             3465.34           5674.13             1280.01             0.00
    168                2645.83              0.00                0.00           5149.82             3091.66             0.00
    169                 302.73              0.00                0.00           6804.33              546.92             0.00
    170                 596.70              0.00             2083.33           4236.81              639.50             0.00
    171                 873.73              0.00             3990.42           5495.17              746.50             0.00
    172                 117.02              0.00             1170.00           3117.91              402.66             0.00
    182                   0.00              0.00                0.00              0.00                0.00             0.00
    189                 546.00              0.00             1667.00           6151.08             1208.33             0.00
    190                 438.50              0.00             3304.00           2517.49             2266.41             0.00
    193                 847.17              0.00                0.00           5822.70             1054.58             0.00
    195                1235.63              0.00                0.00           2804.00                0.00             0.00
    203                 438.00              0.00             1917.00           2323.00              584.25             0.00
    208                  58.63              0.00              600.41           4377.58             1526.95             0.00
    212                   0.00              0.00                0.00              0.00                0.00             0.00
    214                2200.00              0.00                0.00           2521.09              963.19             0.00

                                                                                                       Final
                  Grace            Lockbox         Property     Defeasance      Loan     Servicing   Maturity
   Loan #         Period           In-place          Type       Permitted      Group       Group       Date
---------------------------------------------------------------------------------------------------------------
     1              7                Yes            Retail         Yes           1           B
    1.01            7                Yes            Retail         Yes           1           B
    1.02            7                Yes            Retail         Yes           1           B
    1.03            7                Yes            Retail         Yes           1           B
    1.04            7                Yes            Retail         Yes           1           B
    1.05            7                Yes            Retail         Yes           1           B
     2              10               Yes            Office         Yes           1           B
    2.01            10               Yes            Office         Yes           1           B
    2.02            10               Yes            Office         Yes           1           B
     18             0                Yes          Multifamily      Yes           1           B
     20             5                Yes            Retail         Yes           1           B
     21             5                No             Office         Yes           1           B
   21.01            5                No             Office         Yes           1           B
   21.02            5                No             Office         Yes           1           B
     31             10               No           Multifamily      Yes           1           B
     32             7                No             Office         Yes           1           B
     37             7                No             Office         Yes           1           B
     43             7                No           Industrial       Yes           1           B
     47             7                No           Industrial       Yes           1           B
     48             7                No           Multifamily      Yes           2           A
     56             7                No           Industrial       Yes           1           B
     58             7                No           Multifamily      Yes           2           B
     60             7                No             Office         Yes           1           B
   60.01            7                No             Office         Yes           1           B
   60.02            7                No             Office         Yes           1           B
   60.03            7                No             Office         Yes           1           B
   60.04            7                No             Office         Yes           1           B
   60.05            7                No             Office         Yes           1           B
   60.06            7                No             Office         Yes           1           B
     63             7                No           Multifamily      Yes           2           B
     70             7                No             Office         Yes           1           B
     84             5                Yes            Office         Yes           1           B
     87             7                No           Industrial       Yes           1           B
     88             7                No             Retail         Yes           1           B
     89             7                No           Multifamily      Yes           2           B
     93             7                No           Industrial       Yes           1           B
     94             7                No             Retail         Yes           1           B
     97             7                No           Multifamily       No           2           B
    105             7                No             Retail         Yes           1           B
    108             10               Yes            Retail         Yes           1           B
    110             10               No           Multifamily      Yes           1           B
    111             7                No           Multifamily      Yes           2           B
    113             10               No             Retail         Yes           1           B
    114             7                No             Office         Yes           1           B
    118             7                No             Retail         Yes           1           B
    120             7                No           Multifamily      Yes           2           A
    128             10               No           Multifamily      Yes           2           B
    129             7                No           Multifamily      Yes           2           B
    131             10               Yes            Retail         Yes           1           B
    134             7                No             Office         Yes           1           B
    135             7                No              Hotel         Yes           1           B
    141             5                Yes            Retail         Yes           1           B
    142             5                Yes            Retail         Yes           1           B
    143             7                No           Industrial       Yes           1           B
    144             7                No             Office         Yes           1           B
    164             7                Yes          Industrial       Yes           1           B
    167             7                No           Industrial       Yes           1           B
    168             7                No           Multifamily      Yes           2           B
    169             7                No             Retail         Yes           1           B
    170             7                No           Industrial       Yes           1           B
    171             7                No             Office         Yes           1           B
    172             7                No             Retail         Yes           1           B
    182             7                No             Retail         Yes           1           B
    189             7                No             Retail         Yes           1           A
    190             7                No             Office         Yes           1           B
    193             7                No           Self-Storage      No           1           A
    195             10               No           Self-Storage     Yes           1           B
    203             7                No             Retail         Yes           1           B
    208             7                No           Self-Storage     Yes           1           B
    212             7                No             Office         Yes           1           B
    214             7                No           Multifamily      Yes           2           B

                                    EXHIBIT B

                     MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of Mortgages or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full;
      (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly subject, and

                  (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans or Companion Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                         (JPMorgan 2006-LDP7 - JPMorgan)

              Loan
  Rep.       Number/
  No.         Name                                         Description of Exception
----------------------------------------------------------------------------------------------------------------------------
   4        Knoll Crest            The Mortgaged Property secures the Mortgage Loan and a B-note which is held by CBA-Mezzanine Capital Finance, LLC.

   4        One & Two              The Mortgaged Property secures the Mortgage Loan and another A-note, which
            Prudential Plaza       is pari passu with the note that evidences the Mortgage Loan, but such other
                                   A-note is not included in the Trust Fund.

   6        Colony San Valiente    Pursuant to the mortgage loan documents, the Mortgagor is permitted to incur additional debt secured by the Mortgaged Property on a pari passu basis, subject to satisfaction of certain conditions set forth therein.

   6        Cotton Mills Studio    The Mortgaged Property is subject to mechanics liens in the amount of
                                   $222,047.95.

   6        Knoll Crest            The Mortgaged Property secures the Mortgage Loan and a B-note which is held by CBA-Mezzanine Capital Finance, LLC.

   6        One & Two              The Mortgaged Property secures the Mortgage Loan and another A-note, which
            Prudential Plaza       is pari passu with the note that evidences the Mortgage Loan, but such other
                                   A-note is not included in the Trust Fund.

   6        Salisbury Northgate    The Mortgage Loan is structured as an indemnity deed of trust ("IDOT"), under which the guarantor of the Mortgage Note related to the IDOT owns the related Mortgaged Property and thus has an interest in the lease payments.

   7        Salisbury Northgate    Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantors of the Mortgage Note related to the IDOT are the owners of the related Mortgaged Property instead of the related Mortgagor.

   10(a)    380 N. Old Woodward    The environmental indemnity contains a 5 year sunset provision.

   10(a)    Five Points West       The applicable non-recourse carveout concerning the misapplication or
            Shopping Center        misappropriation of rents is limited to acts "after and during the continuation of an Event of Default".

   10(a)    2001 Addison Street    The Mortgage Loan documents limit liability on the non-recourse carveouts to actual losses.

   10(a)    Colony San Valiente    No individual or entity (other than the Mortgagor) is liable for breach of the fraud and environmental non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The non-recourse carveout does not cover "actual waste".

   10(a)    Leggett & Platt        There is no entity or individual other than the Mortgagor who is liable for the non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The environmental indemnity contains a 5 year sunset provision.

   10(a)    Nilfisk Advance -      There is no entity or individual other than the Mortgagor who is liable for
            Arkansas               the non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The environmental indemnity contains a 5 year sunset provision.

   10(a)    Nilfisk Advance -      There is no entity or individual other than the Mortgagor who is liable for
            Minnesota              the non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The environmental indemnity contains a 5 year sunset provision.

   10(a)    One & Two              The liability of one of the guarantors is limited to $25,000,000. The
            Prudential Plaza       non-recourse carveout for material misrepresentation has been limited to
                                   "intentional misrepresentation".

   10(a)    One Glen Lakes         The Mortgage Loan documents limit liability on the non-recourse carveouts related to diminution in the value of the Mortgaged Property to the loan amount.

   10(a)    Pepperwood Townhomes   The applicable non-recourse carveouts are limited to intentional misapplication or misappropriation of rents, insurance proceeds and condemnation awards.

   10(a)    Schiff Nutrition       There is no entity or individual other than the Mortgagor who is liable for
            International          the non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The environmental indemnity contains a 5 year sunset provision.

   10(a)    Sephora                There is no entity or individual other than the Mortgagor who is liable for
            Distribution           the non-recourse carveouts. The non-recourse carveout for material
            Facility               misrepresentation has been limited to "intentional misrepresentation". The environmental indemnity contains a 5 year sunset provision.

   10(a)    Town Center at         The environmental indemnity contains a 5 year sunset provision.
            Highlands

   10(a)    United Penn Plaza      There is no entity or individual other than the Mortgagor who is liable for the non-recourse carveouts.

   10(a)    Westfield Centro       There is no entity or individual other than the Mortgagor who is liable for the non-recourse carveouts.

   10(c)    Salisbury Northgate    The Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the IDOT grantor.

   10(d)    Commerce Park          The previous mortgagor sold the Mortgaged Property to a new Mortgagor who has assumed the mortgage.

   11       Commerce Park          The previous mortgagor sold the Mortgaged Property to a new Mortgagor who has assumed the mortgage. The previous mortgagor was released from liability under the Mortgage.

   12       One & Two              One of the buildings may be released from the lien of the Mortgage upon
            Prudential Plaza       payment of 115% of the Allocated Loan Amount if conveyed to a third party or
                                   120% of the Allocated Loan Amount if conveyed to an affiliate in connection with a condominium conversion.

   12       Westfield Centro       A portion of the Mortgaged Property may be released from the lien of the
            Portfolio              Mortgage upon defeasance of an amount equal to between 110% and 115% of the
                                   Allocated Loan Amount.

   16       2001 Addison Street    The related Mortgaged Property is legal non-conforming and law and ordinance coverage is in place, but the law and ordinance policy has a limit of
                                   $2,300,000 for loss to an undamaged portion of the building.

   19(a)    Cavaliere              Mortgagee waived certain escrows for amounts under $5,000 that were
            Companies, Fortress    recommended by the engineer.
            Secure Mini
            Storage,
            Heatherstone
            Apartments,
            Marketplace of Oak
            Lawn, Northwood
            Apartments,
            Pepperwood
            Townhomes,
            Salisbury
            Northgate, Town
            Center at Highlands

   19(a)    Colony San Valiente    Mortgagee waived certain escrows recommended by the engineer.

   19(a)    Leggett & Platt        The mortgagee waived escrows for immediate repairs in the amount of $42,200 identified by the property condition report. The identified immediate repairs are to be completed by tenant.

   19(a)    Nilfisk Advance -      The mortgagee waived escrows for immediate repairs in the amount of $134,000
            Arkansas               identified by the property condition report. $126,800 of the identified immediate repairs are to be completed by the seller/tenant by the end of
                                   December 31, 2006. If the repairs are not completed by then, the Mortgagor is required to deposit the remaining funds with the mortgagee.

   19(a)    Nilfisk Advance -      The mortgagee waived escrows for immediate repairs in the amount of $34,650
            Minnesota              identified by the property condition report. If the repairs are not completed by December 31, 2006, the Mortgagor is required to deposit funds for such repairs with the mortgagee.

   19(a)    One Pathmark Plaza     The mortgagee waived escrows for immediate repairs in the amount of $11,250 identified by the property condition report. The identified immediate repairs are required to be completed by the tenant.

   19(a)    One & Two              The mortgagee waived escrows for immediate repairs in the amount of $205,840
            Prudential Plaza       identified by the property condition report.

   19(a)    Westfield Centro       Mortgagee waived certain escrows recommended by the engineer.
            Portfolio

   21(b)    Shellmound Office      Portions of the Mortgaged Property subsurface include municipal landfill
            Building               waste from former landfill operations. The environmental consultant recommended performing a methane gas survey to assess the presence of indoor methane gas at the Mortgaged Property and to evaluate the need for a ventilation system to address health and safety of site occupants. Escrows were waived, but the Mortgagor is required to have the survey performed and complete any recommendations within 6 months of the Mortgage Loan's origination. The environmental consultant anticipated the cost of the survey to be $7,000 - $8,000.

   21(d)    380 N. Old Woodward    The environmental indemnity contains a 5 year sunset provision.

   21(d)    Leggett & Platt        The environmental indemnity contains a 5 year sunset provision.

   21(d)    Nilfisk Advance -      The environmental indemnity contains a 5 year sunset provision.
            Arkansas

   21(d)    Nilfisk Advance -      The environmental indemnity contains a 5 year sunset provision.
            Minnesota

   21(d)    Schiff Nutrition       The environmental indemnity contains a 5 year sunset provision.
            International

   21(d)    Sephora                The environmental indemnity contains a 5 year sunset provision.
            Distribution
            Facility

   21(d)    Town Center at         The environmental indemnity contains a 5 year sunset provision.
            Highlands

   22       380 N. Old Woodward    The Mortgage Loan documents permit the Mortgaged Property to be insured by
                                   Citizens Insurance Company, which is rated "BBB+" by S&P and rated "A-:XII"
                                   by A.M. Best.

   22       840 Cottman Avenue     The Mortgage Loan documents permit a deductible of $100,000 for property insurance and $750,000 for general liability insurance for so long as the current tenant is in place.

   22       Cavaliere Companies    The Mortgage Loan documents permit a deductible of $50,000 for flood insurance.

   22       Gladiola Manor         The Mortgage Loan documents permit a deductible of a deductible of up to
            Apartments             $50,000 for wind and hail insurance. The mortgagee accepted employer's liability insurance with a limit of at $500,000 per accident and per disease per employee, and $500,000 for disease in the aggregate, so long as such limits satisfy the statutory limits of the state in which the Mortgaged
                                   Property is located (instead of $1,000,000). The mortgagee will suspend the requirement for terrorism insurance in the event that terrorism insurance becomes commercially unavailable at a reasonable cost (but, in any event, is required to be maintained for at least 6 months from the date of the
                                   Mortgage Loan).

   22       Home Depot             Home Depot, one of the tenants on the Mortgaged Property, is permitted to self-insure with respect to the building that it occupies, subject to certain conditions, including maintenance of an investment grade rating.

   22       Hampton Inn &          The Mortgagor's current insurance carrier, Harleysville Insurance, is rated
            Suites, Pineville      "BBB-" by S&P and "A-:IX" by A.M. Best.

   22       Knoll Crest Village    The Mortgage Loan documents permit the Mortgaged Property to be insured by
                                   Argonaut Great Central Insurance, which has a rating of "A-" by S&P and
                                   "A-:VII" by A.M. Best; provided, upon the earlier of (x) expiration of the current insurance coverage or (y) downgrading of Argonaut Great Central
                                   Insurance below its current rating, the Mortgagor is required to obtain coverage from a qualified insurer.

   22       Leggett & Platt        The Mortgage Loan documents permit a deductible of: (i) $50,000 for the all risk policy (provided the sponsorship remains the same), and (ii) $100,000 for the general liability policy (provided sponsorship remains the same, or
                                   $5,000 if sponsorship is changed).

   22       Nilfisk Advance -      The Mortgage Loan documents permit a deductible of: (i) $50,000 for the all
            Arkansas               risk policy (provided the sponsorship remains the same), and (ii) $100,000 for the general liability policy (provided sponsorship remains the same, or
                                   $5,000 if sponsorship is changed).

   22       Nilfisk Advance -      The Mortgage Loan documents permit a deductible of: (i) $50,000 for the all
            Minnesota              risk policy (provided the sponsorship remains the same), and (ii) $100,000 for the general liability policy (provided sponsorship remains the same, or
                                   $5,000 if sponsorship is changed).

   22       Northwood Apartments   The Mortgage Loan documents permit a deductible of $25,000 for the all risk policy (provided the sponsorship remains the same) with a $100,000 deductible for a named storm.

   22       One Pathmark Plaza     The Mortgage Loan documents permit a deductible of $100,000 for property insurance and $750,000 for general liability insurance for so long as
                                   Pathmark is the tenant.

   22       Schiff Nutrition       The Mortgage Loan documents permit a deductible of: (i) $50,000 for the all
            International          risk policy (provided the sponsorship remains the same), and (ii) $100,000 for the general liability policy (provided sponsorship remains the same, or
                                   $5,000 if sponsorship is changed).

   22       Sephora                The Mortgage Loan documents permit a deductible of: (i) $50,000 for the all
            Distribution           risk policy (provided the sponsorship remains the same), and (ii) $100,000
            Facility               for the general liability policy (provided sponsorship remains the same, or
                                   $5,000 if sponsorship is changed).

   22       Travelers Building     The Mortgage Loan documents permit a deductible of $50,000 for machinery insurance.

   22       Walgreens -            Walgreens, the sole tenant with respect to the related Mortgaged Property,
            Kennewick, WA          self-insures.

   24       35 N. Arroyo Parkway   The related sponsors are involved in litigation as counter-defendants in a suit over $60,000 in construction materials that were lost by a contractor, which is the primary defendant.

   24       Cotton Mill Studios    The Mortgagor is involved in litigation regarding a mechanic's lien on the
                                   Mortgaged Property in the amount of $222,047.95.

   27       Salisbury Northgate    This is an IDOT loan. The IDOT Grantor, and not the Mortgagor, is required to provide the financial documentation to mortgagee.

   32       231 Ship Canal         The Mortgage Loan documents permit each principal of the Mortgagor to
            Parkway                transfer a portion of its respective ownership interest in the Mortgagor so long as after any and all such transfers, each of the principals maintains at least a 1% ownership interest in the Mortgagor. In addition, the Mortgage
                                   Loan documents provide that the removal of one of the managers of the
                                   Mortgagor will not be deemed a transfer so long as the other manager remains a manager of the Mortgagor.

   32       Colony San Valiente    Pursuant to the Mortgage Loan documents, the members of Mortgagor are permitted to pledge all or any portion of their membership interest(s) in
                                   Mortgagor to secure a mezzanine loan, subject to satisfaction of certain conditions set forth therein. Additionally, pursuant to the Mortgage Loan documents, the Mortgagor is permitted to incur additional debt secured by the Mortgaged Property on a pari passu basis, subject to satisfaction of certain conditions set forth therein.

   32       GC Sacramento          Subject to the satisfaction of certain criteria, the Mortgage Loan documents
            Office Portfolio       permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   32       Leggett & Platt        Subject to the satisfaction of certain conditions, the Mortgage Loan documents permit certain other transfers of ownership interests to affiliates and other entities.

   32       Marketplace of Oak     The Mortgage Loan documents permit a second mortgage to be secured by the
            Lawn                   Mortgaged Property subject to certain conditions, including (i) the DSCR does not exceed 1.25x, (ii) the total debt does not exceed 75% of the appraised value of the Mortgaged Property, and (iii) an intercreditor agreement acceptable to the mortgagee.

   32       Nilfisk Advance -      Subject to the satisfaction of certain conditions, the Mortgage Loan
            Arkansas               documents permit certain other transfers of ownership interests to affiliates and other entities.

   32       Nilfisk Advance -      Subject to the satisfaction of certain conditions, the Mortgage Loan
            Minnesota              documents permit certain other transfers of ownership interests to affiliates and other entities.

   32       One & Two              Certain owners of the Mortgagor have pledged their ownership interests in
            Prudential Plaza       the Mortgagor to secure a mezzanine loan in the amount of $60,000,000, which mezzanine loan is held by NRF Capital LP. Subject to the satisfaction of certain conditions, the Mortgage Loan documents permit certain other transfers of ownership interests to affiliates and other entities.

   32       Pepperwood Townhomes   Subject to the satisfaction of certain criteria, the Mortgage Loan documents permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   32       Schiff Nutrition       Subject to the satisfaction of certain conditions, the Mortgage Loan documents permit certain other transfers of ownership interests to affiliates and other entities.

   32       Sephora                Subject to the satisfaction of certain conditions, the Mortgage Loan
            Distribution           documents permit certain other transfers of ownership interests to
            Facility               affiliates and other entities.

   32       Shellmound Office      Subject to the satisfaction of certain criteria, the Mortgage Loan documents
            Building               permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   32       The Ledges             Subject to the satisfaction of certain criteria, the Mortgage Loan documents
            Apartments             permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   32       Westfield Centro       Subject to the satisfaction of certain criteria, the Mortgage Loan documents
            Portfolio              permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   32       Woodgate at Enfield    Subject to the satisfaction of certain criteria, the Mortgage Loan documents
            Apartments             permit owners of the Mortgagor to pledge their respective interests in the
                                   Mortgagor to secure mezzanine debt.

   33       One & Two              The Mortgaged Property secures the Mortgage Loan and another A-note, which
            Prudential Plaza       is pari passu with the note that evidences the Mortgage Loan, but such other
                                   A-note is not included in the Trust Fund.

   34       Knoll Crest            The Mortgage Loan documents do not require that, in connection with a defeasance, counsel provide an opinion that the trustee has a perfected security interest in such collateral.

   35       One & Two              One of the buildings may be released from the lien of the Mortgage upon
            Prudential Plaza       payment of 115% of the Allocated Loan Amount if conveyed to a third party or
                                   120% of the Allocated Loan Amount if conveyed to an affiliate in connection with a condominium conversion.

   35       Westfield Centro       A portion of the Mortgaged Property may be released from the lien of the
            Portfolio              Mortgage upon defeasance of an amount equal to between 110% and 115% of the
                                   Allocated Loan Amount.

   36       Salisbury Northgate    Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

   37       2001 Addison Street    The related Mortgaged Property is legal non-conforming and law and ordinance coverage is in place, but the law and ordinance policy has a limit of
                                   $2,300,000 for loss to an undamaged portion of the building.

   37       Shellmound Office      The Mortgaged Property is non-conforming, but would be legal non-conforming
            Building               if stripes marking one additional parking place were added. Law and ordinance coverage is in place.

   42       Colony San Valiente    Terrorism insurance premiums are capped at $50,000 per year with respect to the related Mortgaged Property.

   42       Country Club Corner    Terrorism insurance premiums are capped at $10,000 per year with respect to the related Mortgaged Property.

   42       Home Depot Plaza       Terrorism insurance premiums are capped at $59,500 per year with respect to the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       Leggett & Platt        Terrorism insurance premiums are capped at $30,000 per year with respect to the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       Nilfisk Advance -      Terrorism insurance premiums are capped at $25,000 per year with respect to
            Arkansas               the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       Nilfisk Advance -      Terrorism insurance premiums are capped at $75,000 per year with respect to
            Minnesota              the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       One and Two            Terrorism insurance premiums are capped at $440,000 per year (or $220,000
            Prudential Plaza       following a partial release) with respect to the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       Schiff Nutrition       Terrorism insurance premiums are capped at $45,000 per year with respect to
            International          the related Mortgaged Property, which cap increases annually by increases in the consumer price index.

   42       Sephora                Terrorism insurance premiums are capped at $45,000 per year with respect to
            Distribution           the related Mortgaged Property, which cap increases annually by increases in
            Facility               the consumer price index.

   42       Walgreens -            The Mortgaged Property is not insured by an "all risk" policy" because
            Kennewick, WA          Walgreens, as the sole tenant, self-insures.

   42       Westfield Centro       Terrorism insurance premiums are capped at $400,000 per year with respect to the related Mortgaged Property.

                                    EXHIBIT D
                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement.

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated June 23, 2006, as supplemented by the Prospectus Supplement, dated June 23, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 23, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 23, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this ___ day of June, 2006.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                      None.